UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): AUGUST 3, 2005
DIONEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-11250 (Commission File Number)	94-2647429 (IRS Employer Identification Number)
1228 Titan Way,
Sunnyvale, CA 94088
(Address of principal executive offices, including zip code)
(408) 737-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Base Salaries. On August 3, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Dionex Corporation (the “Company”) approved base salaries, effective October 1, 2005, for the executive officers of the Company in the amounts indicated below:

Base
Name	Salary Amount
Lukas Braunschweiler	$410,000
Craig McCollam	$265,500
Christopher Pohl	$265,500
Bruce Barton	$231,000
David Bow	$231,000
Rene Trost	318,400 Swiss Francs
Kevin Chance	$265,500
Peter Jochum	260,000 Euros
Annual Incentive Awards. On August 3, 2005, the Committee approved annual incentive awards for fiscal 2005, payable in cash, to the same executive officers, as follows:

Annual
Name	Incentive Award
Lukas Braunschweiler	$208,762
Craig McCollam	$60,060
Christopher Pohl	$57,954
Bruce Barton	$55,425
David Bow	$36,850
Rene Trost	67,683 Swiss Francs
Kevin Chance	$63,258
Peter Jochum	61,200 Euros
The annual incentive awards were made pursuant to bonus guidelines used in the preparation of the Company’s budget for 2005. Although the budget was approved by the Board of Directors, including members of the Committee, the Committee retained full discretion to make such specific incentive bonus awards, if any, as it deemed appropriate, after the end of the year. The awards made were based on the Company’s achievement of revenue growth target for fiscal 2005, its earnings per share target for fiscal 2005 and the assessed contribution of each executive to the Company’s success based on individual goals. As a starting point, the Committee considered the target bonus for each executive used in the fiscal 2004 budget, which was the same target bonus used for the past several years. This target was 66 2/3% of base salary for Lukas Braunschweiler, the Company’s President and Chief Executive Officer, and 30% of base salary for the other executive officers, but the annual incentive award for any executive may be more or less than the applicable target, depending on the Company’s financial performance, the

Committee’s assessment of the executive’s contribution and such other factors as the Committee may choose to consider.
For fiscal 2006, the target bonus for Dr. Braunschweiler is 70% of base salary and 33 1/3% of base salary for the other executive officers. The Committee has full discretion to make such specific incentive bonus awards, if any, as it deems appropriate, after the end of the fiscal 2006. The awards made will be based on Company-wide growth targets for the year and the assessed contribution of each executive to the Company’s success based on individual goals.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIONEX CORPORATION
Dated: August 9, 2005	By:	/s/ Craig A. McCollam
Craig A. McCollam
Vice President, Finance and Administration and Chief Financial Officer